UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2008

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-04795 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor

31 Queen Street

Hamilton, Bermuda HM 11

(Address of principal executive offices, including zip code)

(441) 296-8560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2008, Thomas M. Callahan, Senior Vice President – Underwriting of the Registrant and its subsidiary, American Safety Reinsurance, Ltd. (“ASRe”), tendered his resignation. Mr. Callahan resigned to pursue other interests.

Mr. Guy Cloutier, Deputy Chairman of ASRe will assume Mr. Callahan’s underwriting responsibilities upon Mr. Callahan’s departure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant
Date: April 23, 2008	By:	/s/ Stephen R. Crim_
Stephen R. Crim
President/CEO